EXHIBIT 99.3

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of April 5, 2013 (“Effective Date”) between Trans-Pacific Aerospace Company, Inc., a Nevada corporation (“Purchaser”), and Harbin Aerospace Company, LLC, a Nevada limited liability company (“Seller”).

RECITALS

WHEREAS, Seller is the owner of 50,000 ordinary shares, nominal value of HDK1.00 per share, of the capital stock (“Godfrey Capital Stock”) of Godfrey (China) Limited, a Hong Kong corporation (“Godfrey”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Sections 4(a)(1) and 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Seller desires to transfer and sell to Purchaser, and Purchaser desires to purchase from Seller, 50,000 shares of Godfrey Capital Stock in consideration of Purchaser’s issuance of 800,000 shares of the par value $0.001 common stock (“Purchaser Common Stock”) of Purchaser, plus the potential Additional Payments (as defined below), subject to the terms and conditions set forth below.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

AGREEMENT

Article I
DEFINITIONS

1.1              Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Additional Payments” mean the Percentage Amount of all Cash Proceeds received by Purchaser.

“Agreement” shall have the meaning given to it in the opening paragraph.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States.

“Cash Proceeds” means cash received by Purchaser in consideration of its the sale of shares of Godfrey Capital Stock, provided that such sale is conducted as part of the sale of all of the outstanding shares of Godfrey Capital Stock for cash consideration by Purchaser and all other holders of Godfrey Capital Stock in one or a series of relate transactions.

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“Claims” shall mean all claims, choses-in-action, choses in possession, rights in action, rights to tender claims or demands and the like.

“Closing” means the Closing of the purchase and sale of the Godfrey Shares pursuant to Section 2.1.

“Closing Date” means the Business Day when this Agreement has been executed and delivered by the parties hereto and all deliveries pursuant to Section 2.2 have been satisfied or waived.

“Effective Date” shall have the meaning given to it in the opening paragraph.

“Godfrey” shall have the meaning given to it in the recitals.

“Godfrey Capital Stock” shall have the meaning given to it in the recitals.

“Godfrey Shares” means the 50,000 shares of Godfrey Capital Stock being sold and transferred by Seller to Purchaser pursuant to this Agreement.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Percentage Amount” means a fraction the numerator of which is the number of Godfrey Shares being  sold to Purchaser under this Agreement and the denominator is the number of shares of Godfrey Capital Stock owned by Purchaser immediately prior to such sale.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchaser” shall have the meaning given to it in the opening paragraph.

“Purchaser Common Stock” shall have the meaning given to it in the recitals.

“Purchaser Shares” means the 800,000 shares of Purchaser Common Stock being issued by Purchaser to Seller pursuant to this Agreement

“Securities Act” shall have the meaning given to it in the recitals.

“Seller” shall have the meaning given to it in the opening paragraph.

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Article II
PURCHASE AND SALE

2.1              Closing. Upon the terms and subject to the conditions set forth herein, the Seller agrees to sell, and Purchaser agrees to purchase, 50,000 shares (“Godfrey Shares”) of Godfrey Capital Stock, in consideration of (a) Purchaser’s issuance of 800,000 shares (“Purchaser Shares”) of Purchaser Common Stock to Seller and (b) Purchaser’s payment of the Additional Payments that may be payable pursuant to this Agreement from time to time during the two year period following the Effective Date. On the Closing Date, Purchaser and Seller shall deliver to each other those deliveries required by Section 2.2 (the “Closing”). The Closing shall occur at the offices of Greenberg Traurig, LLP, 3161 Michelson Drive, Suite 1000, Irvine, California 92612, or such other location as the parties shall mutually agree.

2.2              Deliveries.

(a)                On or prior to the Closing Date, Seller shall deliver or cause to be delivered to Purchaser the following:

(i)                 a counterpart of this Agreement duly executed by Seller; and

(ii)               one or more stock certificates evidencing the Godfrey Shares purchased by Purchaser hereunder, along with a stock assignment in the form acceptable to Purchaser and duly executed by Seller.

(b)               On or prior to the Closing Date, Purchaser shall deliver or cause to be delivered to Seller the following:

(i)                 a counterpart of this Agreement duly executed by Purchaser; and

(ii)               one or more stock certificates evidencing the Purchaser Shares purchased by Seller hereunder, registered in the name of Tina Kwan.

2.3              Additional Payments. Upon the occurrence of an event which triggers Purchaser’s receipt of Cash Proceeds, Purchaser shall deliver to Seller written notice of the event along with a reasonably detailed description of the facts surrounding the event, including the amount of Cash Proceeds and the Additional Payment payable to Seller as a result of such event. Within five (5) Business Days of receiving the aforementioned notice, Purchaser shall deliver to Seller, or Seller’s designee, via wire transfer or a certified check, immediately available funds equal to the Additional Payment payable to Seller as a result of such event. Seller shall have the right to request from Purchaser, and Purchaser agrees to provide to Seller, copies of all documents in the possession, custody or control of Purchaser reasonably necessary to confirm the amount of Cash Proceeds and the Additional Payment relating to any such event.

Article III
REPRESENTATIONS AND WARRANTIES

3.1              Representations and Warranties of Seller. Seller hereby makes the representations and warranties set forth below to Purchaser:

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(a)                Authorization; Enforcement. Seller has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. This Agreement has been duly executed by Seller and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of Seller enforceable against Seller in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law and principles of public policy.

(b)               No Conflicts. The execution, delivery and performance of this Agreement by Seller, the transfer of the Godfrey Shares and the consummation by Seller of the other transactions contemplated hereby do not and will not to Seller’s knowledge (i) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Seller, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing Seller debt or otherwise) or other understanding to which Seller is a party or by which any property or asset of Seller is bound or affected, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of Seller is bound or affected.

(c)                Filings, Consents and Approvals. To Seller’s knowledge, Seller is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Seller of this Agreement.

(d)               Transfer of Shares. Seller is the record and sole beneficial owner of the Godfrey Shares and, when sold and paid for in accordance with this Agreement, Seller shall transfer to Purchaser all of Seller’s right, title and interest in and to the Godfrey Shares, free and clear of all Liens, other than restrictions on transfer under the Securities Act.

(e)                Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement as a result of any promises or agreements made by or on behalf of Seller.

(f)                Investor Representations.

(i)                 Own Account. Seller understands that the Purchaser Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Purchaser Shares as principal for its own account and not with a view to or for distributing or reselling such Purchaser Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Purchaser Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Purchaser Shares (this representation and warranty not limiting such Seller’s right to sell the Purchaser Shares in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

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(ii)               Seller Purchaser Status. At the time Seller was offered the Purchaser Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(iii)             Experience of Such Seller. Seller, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchaser Shares, and has so evaluated the merits and risks of such investment. Seller is able to bear the economic risk of an investment in the Purchaser Shares and, at the present time, is able to afford a complete loss of such investment.

(iv)             General Solicitation. Seller is not purchasing the Purchaser Shares as a result of any advertisement, article, notice or other communication regarding the Purchaser Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(v)               Access to Information. Seller further acknowledges that it or its representatives have been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Purchaser and Godfrey concerning the current financial condition, results of operations, operations and prospects of Purchaser and Godfrey, including terms and conditions of the offering of the Purchaser Shares, the merits and risks of investing in the Purchaser Shares. Purchaser acknowledges that she has received and reviewed a copy of Purchaser’s Annual Report on Form 10-K for the fiscal year ended October 31, 2012, which was filed with the Securities and Exchange Commission (“Commission”) on February 14, 2013, and all periodic reports subsequently filed by Purchaser with the Commission.

(vi)             Restrictions on Purchaser Shares. Seller understands that the Purchaser Shares have not been registered under the Securities Act and may not be offered, resold, or otherwise transferred except (a) pursuant to an exemption from registration under the Securities Act or pursuant to an effective registration statement in compliance with Section 5 under the Securities Act and (b) in accordance with all applicable securities laws of the states of the United States and other jurisdictions. Seller acknowledges that a legend will be placed on the certificates representing the Shares in the following form:

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(vii)           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE “RESTRICTED SECURITIES” AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL TO THE ISSUER.

3.2              Representations and Warranties of Purchaser. Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to Seller as follows:

(a)                Organization; Authority. Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution, delivery and performance by Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Purchaser. This Agreement has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)               Own Account. Purchaser understands that the Godfrey Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Godfrey Shares as principal for its own account and not with a view to or for distributing or reselling such Godfrey Shares or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Godfrey Shares in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Godfrey Shares (this representation and warranty not limiting such Purchaser’s right to sell the Godfrey Shares in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

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Article IV
MISCELLANEOUS

4.1              Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

4.2              Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

4.3              Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address set forth below prior to 3:30 p.m. (California time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via email at the email address set forth below set forth below on a day that is not a Business Day or later than 3:30 p.m. (California time) on any Business Day, (c) the 2nd Business Day following the date of mailing, if sent by internationally recognized overnight courier service to the address set forth below, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth below or such other address as one party may notify the other in writing:

If to Seller:	Harbin Aerospace Company, LLC
______________________
______________________
Attn: Nikki Lynn McKay, Chief Executive Officer
Email: ________________

If to Purchaser:	Trans-Pacific Aerospace Company, Inc.
2975 Huntington Drive, Suite 107
San Marino, California 91108
Attn: William R. McKay, Chief Executive Officer
Email: wrmckay@gmail.com

4.4              Amendments; Waivers. No provision of this Agreement may be amended or waived except in a written instrument signed by Purchaser and Seller. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

4.5              Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

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4.6              Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by Seller without the prior written consent of Purchaser. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

4.7              No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

4.8              Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of California. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of California, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

4.9              Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.10          Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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4.11          Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments hereto.

4.12          Publicity. Neither party shall publicly disclose the terms of this Agreement without the prior written consent of the other party, which shall not be unreasonably withheld.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

[Signatures on next page]

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“SELLER”

Harbin Aerospace Company, LLC,

a Nevada limited liability company

By: /s/ Nikki Lynn McKay__________________

Nikki Lynn McKay,

Chief Executive Officer

“PURCHASER”

Trans-Pacific Aerospace Company, Inc.,

a Nevada corporation

By: /s/ William R. McKay_____________

William R. McKay,

Chief Executive Officer

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